Revenue	12 Months Ended
Sep. 24, 2022
Revenue from Contract with Customer [Abstract]
Revenue
5. Revenue
Disaggregation of Revenue
The Company provides disaggregation of revenue based on product and service type on the consolidated statements of operations as it believes these categories best depict how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.
Contract Balances
The following table provides information about accounts receivable, unbilled accounts receivable, and contract liabilities from contracts with customers (in thousands):

	September 24, 2022	September 25, 2021
Accounts receivable	$3,412	$63,370
Unbilled accounts receivable	$101,816	$—
Contract liabilities	$425,709	$475,956
The change in the opening and closing balances of the Company’s contract liabilities primarily results from the timing difference between the Company’s performance and the customer’s payment. The Company’s performance obligations are typically satisfied over time as work is performed. Payment from customers can vary, and is often received in advance of satisfaction of the performance obligations, resulting in a contract liability balance. During the years ended September 24, 2022 and September 25, 2021, the Company recognized $359.5 million and $120.3 million, respectively, of the contract liability balance as revenue upon transfer of the products or services to customers.
Remaining Performance Obligations
Remaining performance obligations represent the aggregate amount of the transaction price allocated to performance obligations not delivered, or partially undelivered, at the end of the reporting period. Remaining performance obligations include deferred revenue plus unbilled amounts not yet recorded in deferred revenue.
Remaining performance obligation estimates are subject to change and are affected by several factors, including terminations, changes in scope of contracts, periodic revalidation, adjustments for revenue that have not materialized, adjustments for inflation, and adjustments for currency. For contracts with a duration of greater than one year, the transaction price allocated to performance obligations that are unsatisfied as of September 24, 2022 was $11.1 billion, which is primarily comprised of undelivered or partially undelivered Systems under contract, and which a substantial majority relates to undelivered or partially undelivered Systems in connection with the Master Automation Agreement with Walmart to implement systems in all of Walmart’s 42 regional distribution centers. The definition of remaining performance obligations excludes: (i) any variable consideration, and (ii) those contracts that provide the customer with the right to cancel or terminate the contract without incurring a substantial penalty. The Company expects to recognize approximately 8% of its remaining performance obligations as revenue in the next 12 months, and the remaining thereafter, depending on the timing of System installation timelines. The Company does not disclose the value of remaining performance obligations for contracts with an original expected duration of one year or less.